SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2002

                        Commission File Number: 000-28005

                          CobraTech International, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               88-0422028
------                                                               ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

Suite 2300, 1066 West Hastings Street, Vancouver,
British Columbia, Canada                                                V6E 3X2
--------------------------------------                               -----------
(Address of principal executive offices)                              (Zip Code)

                                 (604) 608-1610
                                 ---------------
               Registrant's telephone number, including area code:


            6511 Jasper Road Sechelt, British Columbia Canada V0N 3A8
            ----------------------------------------------------------
                 (Former Address of Principal Executive Offices)

                                 (604) 885-0401
                                 --------------
           (Registrant's Former Telephone Number, Including Area Code)









                             Michael J. Muellerleile
                                  MC Law Group
                          4100 Newport Place, Suite 830
                         Newport Beach, California 92660
                                 (949) 250-8655
                            Facsimile: (949) 250-8656

                                   Page 1 of 3
                      Index to Exhibits specified on Page 2

Item 1. Changes in Control of Registrant.

On March 13, 2002, Mr. Cheung was appointed as a director of CobraTech International, Inc., a Nevada corporation ("Registrant"). On March 13, 2002, Mr. Cheung purchased 14,000,000 shares of common stock from John Devlin, the officer and director of the Registrant, in exchange for $14,000. The source of that $14,000 was the personal funds of Mr. Cheung. On March 13, 2002, John Devlin resigned as the President, Secretary, Treasurer and director of the Registrant. On March 13, 2002, Mr. Cheung was appointed as the President, Secretary, and Treasurer of the Registrant. As a result of this transaction, Mr. Cheung directly and personally owns 14,000,000 shares of the Issuer's common stock which comprises 57.85% of the Issuer's total issued and outstanding shares. Mr. Cheung has sole voting and dispositive power as to the 14,000,000 shares he owns directly.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 13, 2002, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

======================= ============================================== ====================== ===================
    Title of Class                     Name and Address                  Amount and Nature      Percent of Class
                                     of Beneficial Owner                of Beneficial Owner
----------------------- ---------------------------------------------- ---------------------- -------------------
Common Stock            Joe Cheung
                        Suite 2300, 1066 West Hastings Street            14,000,000 shares,          57.85%
                        Vancouver, British Columbia                           director
                        Canada V6E 3X2
----------------------- ---------------------------------------------- ---------------------- -------------------
Common Stock            All directors and named executive officers as    14,000,000 shares           57.85%
                        a group
======================= ============================================== ====================== ===================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.


The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

Item 5. Other Events

On March 13, 2002, the Registrant changed its address to Suite 2300, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2.

Item 6. Resignations of Registrant's Directors.

On March 13, 2002, John Devlin resigned as the President, Secretary, Treasurer, and director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Devlin's resignation is filed as Exhibit 17.1 to this Form 8-K.


Index to Exhibits
------------------

17.1     Resignation of John Devlin

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                CobraTech International, Inc.


March 13, 2002                               By: /s/ Joe Cheung
                                                --------------------------------
                                                Joe Cheung, President